UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 28, 2008
EXTERRAN PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4444 Brittmoore Road, Houston, Texas		77041

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 335-7000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On February 28, 2008, Exterran Partners, L.P. (the “Partnership”) issued a press release announcing its financial results for the quarter and the year ended December 31, 2007. A copy of the press release is furnished as Exhibit 99.1 hereto, and the information relating to the Partnership contained in Exhibit 99.1 is incorporated herein by reference. Information contained in Exhibit 99.1 relating to the financial results of Exterran Holdings, Inc., the owner of the Partnership’s general partner, is not incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press release of the Partnership, dated February 28, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN PARTNERS, L.P.

	By:	Exterran General Partner, LP, its general partner

	By:	Exterran GP LLC, its general partner

(Registrant)

February 28, 2008	By:	/s/ Daniel K. Schlanger Daniel K. Schlanger
Senior Vice President and Chief Financial
Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of the Partnership, dated February 28, 2008.

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